AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT


          This Agreement ("Agreement") is made the 5th day of October, 1998, by and among:

          UNITED CAPITAL CORP., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

          THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase") and FLEET BANK, N.A., a national banking association organized under the laws of the United States ("Fleet"); collectively with Chase, the "Banks").


                                R E C I T A L S :


          (A) The Borrower and the Banks are parties to a Revolving Credit Agreement dated as of January 15, 1997, which was amended by that certain Amendment No. 1 to Credit Agreement dated as of September 5, 1997 (such agreement, so amended, the "Credit Agreement").

          (B) The Borrower has requested that the Credit Agreement be amended in certain respects as provided herein and the Banks are willing to amend the Credit Agreement as set forth herein;

          (C) Any capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

              ARTICLE 1. AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

          This Agreement shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitute therefore. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full herein.

          SECTION 1.1. Section 8.11 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows: -----------

          SECTION 8.11. DIVIDENDS, ETC. Declare or pay any dividends on its capital stock or purchase, redeem, retire or otherwise acquire any of its capital stock at any time outstanding, except that any Subsidiary wholly owned by the Borrower may declare and pay dividends to the Borrower, and except that the Borrower may repurchase its capital stock in amounts not to exceed (i) $4,500,000 in its fiscal year ending December 31, 1998; (ii) $2,500,000 in its fiscal year ending December 31, 1999; (iii) $2,000,000 in any other fiscal year; or (iv) $7,700,000 during the term of this Agreement.

                    ARTICLE 2. REPRESENTATION AND WARRANTIES.

          The Borrower hereby represents and warrants to the Banks that:

          SECTION 2.1. Each and every one of the representations and warranties set forth in the Credit Agreement is true as of the date hereof with respect to the Borrower and the Guarantors with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

          SECTION 2.2. No Default or Event of Default, as defined in the Credit Agreement now exists.

          SECTION 2.3. No representation, warranty or statement by the Borrower or the Guarantors contained herein or in any other document to be furnished by the Borrower or the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

          SECTION 2.4. Each of the Facility Documents continues to be in full force and effect and secure all payment and other obligations of the Borrower under the Credit Agreement.

                            ARTICLE 3. MISCELLANEOUS

          SECTION 3.1. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 3.2. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Amendment as of the date first above written.

                                                       UNITED CAPITAL CORP.



                                                       By:______________________
                                                       Name:
                                                       Title:



                                                       THE CHASE MANHATTAN BANK




                                                       By:___________________
                                                       Name:
                                                       Title:



                                                       FLEET BANK, N.A.



                                                       By:______________________
                                                       Name:
                                                       Title:

                                 AMENDMENT NO. 3
                               TO CREDIT AGREEMENT


          This Agreement (this "Agreement") is made as of the 31st day of December, 1998 by and among:

          UNITED CAPITAL CORP., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

          THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase") and FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States ("Fleet"; collectively with Chase, the "Banks").

                                    RECITALS:

          (A) The Borrower and the Banks are parties to a Revolving Credit Agreement dated as of January 15, 1997, as amended through the date hereof, (the Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement");

          (B) The Borrower has informed the Banks that it has acquired all of the shares of capital stock of Kentile Floors Inc. ("Kentile") pursuant to a Chapter 11 Joint Plan of Reorganization of Kentile Floors Inc., as Debtor and the Official Unsecured Creditors Committee (as amended, the "Plan"), which Plan was confirmed by an Order of the United States Bankruptcy Court for the Southern District of New York (Case No. 92B46466 (BRL)), dated December 10, 1998 (the "Order");

          (C) The Borrower has also informed the Banks that Kentile's name has been changed to KF Real Estate Holding Corporation ("KF Real Estate");

          (D) The Borrower has informed the Banks of its intent to merge Metex Corporation ("Metex") with and into KF Real Estate (the "Proposed Merger") and the subsequent name change of KF Real Estate to Metex Mfg. Corporation; and

          (E) The Borrower has requested the Banks to amend certain provisions of the Credit Agreement to the extent necessary to permit the foregoing transactions and the Banks are willing to agree to such amendments on the terms and conditions set forth herein; and

          (F) Any capitalized terms used herein and note defined herein shall have the meanings ascertained to them in the Credit Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

              ARTICLE 1. AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

          This Agreement shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitute therefore. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full herein.

          SECTION 1.1. The definition of the term "Eligible Properties" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: "In no event shall the real property owned by Metex Mfg. Corporation and located at 1 Kentile Road, South Plainfield, New Jersey, be considered an "eligible property."

          SECTION  1.2.  The  definition  of  the  term  "Operating   Companies"
contained in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (i) therefrom and substituting the following in its place:

                   "(i) prior to December 31, 1998, Metex Corporation, a Delaware corporation, and from and after December 31, 1998, Metex Mfg. Corporation, as the surviving entity of the merger of Metex Corporation and KF Real Estate Holding Corporation, a New York corporation."

          SECTION 1.3. Section 8.6 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: -----------

                   "Notwithstanding the foregoing, Metex Corporation may merge with and into KF Real Estate Holding Corporation provided that immediately after giving effect to such merger the surviving entity shall be a Guarantor hereunder and shall have granted to the Banks a first lien upon and security interest in all of its personal property assets."

          SECTION 1.4. Section 8.7 of the Credit Agreement is hereby amended by inserting a new clause (iii) at the end thereof which provides as follows:

                   "and (iii) the Borrower may acquire 100% of the issued and outstanding capital stock of Kentile Floors Inc. pursuant to a Chapter 11 Joint Plan of Reorganization of Kentile Floors Inc., as Debtor, and the Official Unsecured Creditors'
                   Committee as confirmed by Order of the United States Bankruptcy Court for the Southern District of New York, dated December 10, 1998, provided that the terms of such Plan are acceptable to the Banks."

                        ARTICLE 2. CONDITIONS PRECEDENT

          SECTION 2.1.

          CONDITIONS TO EFFECTIVENESS. The amendments to the Credit Agreement described in Article 1 above are subject to the following conditions precedent and shall have no force --------------------------- or effect until the following conditions are satisfied:

                (a) each Bank shall have received a Guarantee duly executed by Metex Mfg. Corporation;

                (b) each Bank shall have received a Security Agreement duly executed by Metex Mfg. Corporation, together with fully executed financing statements on Form UCC-1 in proper form for filing in all jurisdictions necessary or, in the reasonable discretion of the Agent, deniable to perfect the security interests granted under the Security Agreements;

                (c) each Bank shall have received a copy of the Plan;

                (d) each of the Banks shall have received the following:

                    i. each a certificate of the Secretary of Metex Mfg. Corporation attesting to all corporate action taken by such entity, including resolutions of its Board of Directors authorizing the execution, delivery and performance of a Guaranty and a Security Agreement and each other document to be executed by such entity, together with certified copies of the certificate or articles of incorporation and the by-laws of such entity; and such certificate shall state that the resolutions and corporate documents thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                    ii. a certificate of the Secretary of Metex Mfg. Corporation certifying the names and true signatures of the officers of such entity authorized to sign a Guaranty and a Security Agreement and other documents to be signed by such entity hereunder;

                    iii. satisfactory evidence that Metex Mfg. Corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and each other jurisdiction where qualification is necessary;

                    iv. an opinion of counsel  for the  Borrower  and Metex Mfg.
                Corporation as to such matters as the Banks deem necessary.

                   ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

          The Borrower hereby represents and warrants to the Banks that:

          SECTION 3.1. Each and every one of the representations and warranties set forth in the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and the Guarantors with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

          SECTION 3.2. No Default or Event of Default, as defined in the Credit Agreement now exists.

          SECTION 3.3. No representation, warranty or statement by the Borrower or the Guarantors contained herein or in any other document to be furnished by the Borrower or the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

          SECTION 3.4. Each of the Facility Documents continues to be in full force and effect and secure all payment and other obligations of the Borrower under the Credit Agreement.

                           ARTICLE 4. MISCELLANEOUS.

          This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Amendment as of the date first above written.

                                               UNITED CAPITAL CORPORATION


                                               By:
                                               Name:
                                               Title:


                                               THE CHASE MANHATTAN BANK


                                               By:
                                               Name:
                                               Title:


                                               FLEET BANK, NATIONAL ASSOCIATION


                                               By:
                                               Name:
                                               Title: